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                                                                   Exhibit 10.36

                   SECOND REAFFIRMATION OF LIMITED GUARANTY

     The undersigned executed a Limited Guaranty Agreement ("Guaranty") in favor of Bank of Boston Connecticut ("Bank"), as of May 31, 1996 unconditionally guaranteeing full and prompt payment of any and all Liabilities, as defined in the Guaranty, owed by Gunther International, Ltd. ("Borrower") to the Bank, including without limitation, amounts advanced to Borrower by Bank under Facility A pursuant to Revolving Loan and Security Agreement dated as of May 31, 1996, which was amended by Amendment Agreement dated as of the 17th day of March, 1997 (collectively, the "Loan Agreement"). The undersigned pursuant to a Reaffirmation of Limited Guaranty dated March 17, 1997 reaffirmed his obligations under the Guaranty.

     1. The undersigned acknowledges and agrees that Borrower and Bank have entered into a Second Amendment Agreement dated as of June 26, 1997, a copy of which is attached hereto ("Second Amendment"), whereby the Bank agreed to extend the termination dates of the Revolving Loans under Facility A and Facility B referred to in the Loan Agreement from January 10, 1998 to July 31, 1998 and to amend the Loan Agreement to reflect certain amendments by Bank and the undersigned to the Pledge Agreement referred to in the Loan Agreement.

     2. The undersigned acknowledges and reaffirms his obligations under the Guaranty. The undersigned warrants that, to the best of his knowledge, no condition that would constitute an Event of Default under the Loan Agreement exists on the date hereof.

     3. The undersigned hereby acknowledges that his obligations under the Guaranty are not subject to a right of setoff, counterclaim or rights which may reduce or eliminate his obligations thereunder. The undersigned hereby promises to pay amounts when required under the Guaranty to the Bank.

     4. The undersigned hereby acknowledges that the Bank has relied upon this Reaffirmation of Limited Guaranty in entering into the Second Amendment Agreement.


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     5. Capitalized terms not otherwise defined herein shall have the same definitions as provided in the Loan Agreement.

     Dated at Norwich, Connecticut this 26 day of June, 1997.


                                        /s/ Harold S. Geneen
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WITNESSES:                              HAROLD S. GENEEN


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